Energizer® Holdings, Inc.

Energizer® EVEREADY®

Schick Skintimate Playtex® WILKINSON SWORD BANANA BOAT HAWAIIAN Tropic® edge Wet Ones ANTIBACTERIAL HAND WIPES Personna®

Exhibit 99.1

Energizer Holdings, Inc.

Energizer EVEREADY

Schick Skintimate Playtex WILKINSON SWORD BANANA BOAT HAWAIIAN Tropic edge Wet Ones Personna

WARD KLEIN Chief Executive Officer

Forward-Looking Statements
The following presentation contains “forward looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements are not based on historical facts but instead reflect our expectations concerning future results or events, including, without limitation, our expectations for our growth, new product launches and strategic initiatives, including restructurings, and our outlook for future financial, operational or other potential or expected results. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed in or indicated by those statements. The forward-looking statements included in this presentation are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:
• ENR’s ability to improve operations and realize cost savings;
• ENR’s ability to continue planned advertising and other promotional spending;
• ENR’s ability to predict consumer consumption trends;
• The possibility that estimates related to restructuring initiatives may change as our plans are developed and finalized;
• ENR’s ability to timely implement strategic initiatives in a successful manner;
• The impact of the strategic initiatives on ENR’s relationships with its employees, its major customers and vendors;
and
• The success of new products and the ability to continually develop new products.
In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-
looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in ENR’s publicly filed documents, including its annual report on Form
10-K for the year ended September 30, 2012.

Trademarks and Brands
We use “Energizer” and the Energizer logo as our trademarks. Product names and company programs appearing in this presentation are trademarks of Energizer Holdings, Inc. or its subsidiaries.  This presentation also may refer to brand names, trademarks, service marks and trade names of other companies and organizations, and these brand names, trademarks, service marks and trade names are the property of their respective owners.
Market and Industry Data
Unless we indicate otherwise, we base the information concerning our industry contained in this presentation on our general knowledge of and expectations concerning the industry. Our market position and market share is based on our estimates using data from various industry sources and assumptions that we believe to be reasonable based on our knowledge of the industry. We have not independently verified data from industry sources and cannot guarantee its accuracy or completeness. In addition, we believe that data regarding the industry and our market position and market share within such industry provides general guidance but is inherently imprecise.
Regulation G – Non-GAAP Financial Measures
For full reconciliation of non-GAAP financial measures, visit www.energizerholdings.com
About Energizer, Investor Relations, Presentations
or
http://phx.corporate-ir.net/phoenix.zhtml?c=124138&p=irol-presentations

Energizer
Holdings, Inc.

Energizer
AA4
Energizer max
Energizer recharge
Energizer ultimate lithium
Energizer advanced lithium
The Best Just Got Better in High-Tech Devices
8X
4X
Energizer recharge 15 MINUTES
TRAILFINDER
Schick HYDRO 5
HYDRO Silk
Schick HYDRO 5 POWER SELECT
Intuition Plus
Skintimate
edge
Diaper Genie II elite
Wet Ones ANTIBACTERIAL
HAWAIIAN Tropic Silk HYDRATION
30
BANANA BOAT SPORT
15
Playtex SPORT
Playtex Gentle Glide 360°
Personna
Capri
CROSSOVER

Corporate Evolution Diversification Off A Stable Battery Platform

600
500
400
300
200
100
0
394.6
427.3
474.0
501.2
508.1
538.8
556.1
464.2
516.9
474.1
454.9
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Household Products Segment EBITDA Household Products Segment EBITDA ($ in millions)

Volume Trends
52-Week Periods
Global Track Plus U.S. All Outlet

Million EQs
10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
-2.1%
+2.5%
-1.7%
-4.8%

	June 2009	June 2010	June 2011	June 2012
HH Battery	8,598,829	8,812,587	8,660,395	8,242,330

Battery Category Volumes Battery Category Volumes

Growth Through Acquisitions
Growth Through Acquisitions
•
SWS:
Opportunity to utilize strong cash flows from Battery and diversify into a global category that responds to innovation
•
Playtex:
Collection of #1 and #2 ranked brands that expanded
Energizer's personal care holdings, providing additional areas to invest for growth and leveragable scale (in store, production, and distribution)
•
Edge/Skintimate:
#1 shave prep brands in North America, strong
commercial synergies with SWS
•
ASR:
Largest private label razor and blade manufacturer in the world.
Combined with SWS, now approaching 40% of global volumes (roughly on par with P&G)
ACQUISITION MULTIPLE OF EBITDA, NET OF SYNERGIES
SWS
8.9X
PLAYTEX
9.0X
EDGE
7.7X
ASR
7.5X

Company Profile
Company Profile
Source: Company filings
¹ Represents battery and lighting products
Batteries¹
46%
Skin Care
9%
Batteries¹
100%
Feminine Care
4%
Infant Care
4%
Wet
Shave
37%
Personal Care
54%
Household
Products
46%
U.S.
52%
International
48%
Total Sales $1.7 billion
Total Segment $339 million
Profit
Categories
1
$4.6 billion
$871 million
5
2002
2002
2012
2012
Sales by Division Sales by Division
Sales by Geography Sales by Geography

Energizer
Holdings, Inc.

Energizer
EVEREADY

Energizer

edge

Playtex
Gentle Glide 360°
SPORT

Playtex

HAWAIIAN Tropic
Wet Ones

Breadth of Portfolio is Extensive
Breadth of Portfolio is Extensive
Lighting Lighting
Products Products
#1 #1
Household Household
& &
Specialty Specialty
Batteries Batteries
#1 #1
Global Global
Wet Shave Wet Shave
R & B #2 R & B #2
Prep #1 Prep #1
Tampons Tampons
#2 #2
Infant Infant
Care Care
#1 #1
Sun & Sun &
Skin Care Skin Care
#1 #1
Note: Market share position based on company estimates
Household Products
Household Products
Personal Care Products
Personal Care Products

Energizer Holdings Performance
Energizer Holdings Performance
CAGR  9%
CAGR  8%
CAGR  11%
CAGR  9%
FY02          FY12
$0
$1,000
$2,000
$3,000
$4,000
$5,000
Net Sales
$0
$100
$200
$300
$400
$500
Net Earnings
$0
$200
$400
$600
$800
$1,000
EBITDA
$0
$2
$4
$6
$8
EPS

Presenters Presenters Brian Hamm David Hatfield Alan Hoskins Ward Klein Al Robertson Dan Sescleifer

Bios
Bios
• 5 years with Energizer
• 18 years industry experience
• Previous companies:
– Pepsi Americas
– Price Waterhouse
• Education/Certifications:
– B.S. - University of Illinois
– CPA certification
BRIAN K. HAMM
VICE PRESIDENT GLOBAL BUSINESS TRANSFORMATION
ENERGIZER HOLDINGS, INC.

Bios
Bios
• 25 years with Energizer
• Previous companies
– Ralston Purina
– Strategic Planning Associates
• Education
– M.B.A. – Stanford University
– B.A. – Princeton University
DAVID HATFIELD
PRESIDENT AND CEO
ENERGIZER PERSONAL CARE

Bios
Bios
• 26 years with Energizer
• Previous companies
– Union Carbide
• Education
– Sr. Executive Graduate Program – Columbia University
– M.B.A. – Webster University
– B.S. B.A. – Western New England University
ALAN HOSKINS
PRESIDENT AND CEO
ENERGIZER HOUSEHOLD PRODUCTS

Bios
Bios
• 26 years with Energizer
• Previous companies
– Ralston Purina
• Education and Certifications:
– Masters in Management – Northwestern University
– B.A. – Saint Olaf College
WARD KLEIN
CHIEF EXECUTIVE OFFICER
ENERGIZER HOLDINGS, INC.

Bios
Bios
• 10 years with Energizer
• 30 years industry experience
• Previous companies:
– Pfizer
– Warner-Lambert
– Schering-Plough
– Johnson & Johnson
• Education
– Masters in Management – Northwestern University
– B.A. - University of California
AL ROBERTSON
GENERAL MANAGER AND CHIEF MARKETING OFFICER
ENERGIZER PERSONAL CARE

Bios
Bios
• 12 years with Energizer
• Previous companies:
– Ralcorp Holdings
– Ralston Purina
• Education and Certifications:
– M.B.A. – University of Illinois
– B.A. – University of Notre Dame
– CPA certification and CFA charterholder
DAN SESCLEIFER
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
ENERGIZER HOLDINGS, INC.

AGENDA AGENDA Household Products – Alan Hoskins 2013 Restructuring – Brian Hamm Break Personal Care – David Hatfield Innovation – Al Robertson Financial Highlights – Dan Sescleifer Q & A

ALAN HOSKINS ALAN HOSKINS President and Chief Executive Officer Energizer Household Products

BUSINESS ENVIRONMENT BUSINESS ENVIRONMENT Category is under increasing pressure: Renewed decline in battery category and devices Increased costs Increased competition billions
2005-4
2006-4
2007-4
2008-4
2009-4
2010-4
2011-4
2012-4

DEVICE TRENDS
DEVICE TRENDS
After seeing signs of a rebound . . .
Devices (requiring primary batteries) are declining again
Source:  IPSOS 2012 U.S. Device Inventory
Rolling 8 waves over time
Total Devices

US Household Battery volumes have softened . . .
Source:  US All Outlet data based upon AC Nielsen and internal company estimates
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
-
-
-
-
-
-
2005 2006 2007 2008 2009 2010 2011 2012
US HHB Volume (% Chg vs PY)
US BATTERY CATEGORY VOLUMES

ENERGIZER HOUSEHOLD PRODUCTS
ENERGIZER HOUSEHOLD PRODUCTS
Mission:
Outperform the competition in batteries,
delivering significant cash to the
corporation, and ultimately contributing
to the collective success of EHI
Role in EHI portfolio:
Stabilize Profitability and Generate Cash

SHORT TERM DRIVERS
SHORT TERM DRIVERS
Restructuring enables changes to the way we
operate, stabilizing profitability and driving
greater cash flow
– Rationalize and streamline operations facilities
– Re-focus on core product line, markets and
customers
– Bring overhead costs down, division-wide
– Centrally led, locally executed marketing campaigns
simplifying the overall business
Improve Working Capital

LONGER TERM DRIVERS
LONGER TERM DRIVERS
Continue to drive cost leadership across the
business
Win in Battery
Leverage dual brands and broad product portfolio
Introduce innovative brand news and maintain
product support
Focus on category fundamentals
Energizer remains committed to our brands
and the categories we compete in

Energizer
Household Products

Energizer
Energizer®
Energizer
Makers of the
WORLD'S LONGEST LASTING
AA & AAA Battery in High Tech Devices

EVEREADY®

Strong brands capable of driving growth through Trade up & User Base Expansion TWO BRAND ADVANTAGE TWO BRAND ADVANTAGE

Energizer
Household Products

Energizer

what's positivenergy?

WORLD'S
LONGEST
LASTING
that's positivenergy

RECOGNIZABLE ICONS AND EFFECTIVE CAMPAIGN THAT RESONATES WITH CONSUMERS RECOGNIZABLE ICONS AND EFFECTIVE CAMPAIGN THAT RESONATES WITH CONSUMERS

Energizer
Household Products

Value

Premium

Performance

AA-4
EVEREADY
SUPER HEAVY DUTY
EVEREADY
GOLD
3x
LONGER
AA4
Energizer
AA4
Energizer
advanced
4X
AA4
Energizer
recharge
4X
AA4
Energizer
ULTIMATE
8X

Energizer
Energizer
2016
Energizer
357
BOOKS & TOYS!

Energizer
Energizer
NIGHT STRIKE
Energizer
TRAILFINDER
Energizer
TRAILFINDER

Lighting Products
#1 in U.S.
Household  & Specialty Batteries
#1 Global
Note: Market share position based on company estimates
BREADTH OF HOUSEHOLD PRODUCTS
PORTFOLIO IS EXTENSIVE
BREADTH OF HOUSEHOLD PRODUCTS
PORTFOLIO IS EXTENSIVE
Specialty
Batteries

Energizer
Household Products

AA4
makers of the world's 1st ZEROMERCURY alkaline battery
Energizer
max
HOLDS POWER FOR UP TO 10 YEARS
POWER SEAL TECHNOLOGY
+|AA
Energizer

PRODUCT AND MARKETING INNOVATION
PRODUCT AND MARKETING INNOVATION
Innovative improvements on Max AA &
AAA
– New internal shape
– Stronger lock
– Better barrier
New communication
– Strongest message ever tested on Max
alkaline
– Continuing the conversation of quality with
our consumers
Energizer Power Seal Technology
New Battery design creates a dynamic seal
allowing cells to hold power for up to 10
years

Energizer
Household Products

ZEROMERCURY
Energizer
2032

ZEROMERCURY
Energizer
2032

Harmful if swallowed • Nuisible si avale • Perjudicial si tragado •
0-6

PRODUCT AND MARKETING INNOVATION
PRODUCT AND MARKETING INNOVATION
Innovative new packaging
– Made from more durable and
flexible materials
– Tested for Child Resistance*
– Anti-pilferage
– Allows for easy storage of unused
batteries
Warning Sticker to be added
– Applied to the back of Coin Lithium
cells (inside pack)
– With Tab for ease of removal
FPO
*Deemed child-resistant through research conducted that meets Consumer Product Safety Commission regulations

Energizer
Household Products

Energizer

Energizer

Energizer

PRODUCT AND MARKETING INNOVATION
PRODUCT AND MARKETING INNOVATION
Current 4LED
Current 6LED
Current 7LED
• Contemporary design, new
colors
• Sleeker, thinner and lighter
• New easy push button
switch
• +25% LUMENS

WHY WE BELIEVE WE CAN WIN
WHY WE BELIEVE WE CAN WIN
Large profitable Division that generates significant
cash
Leading share positions around the world
Comprehensive battery and portable lights
portfolio
Two world class brands: Energizer & Eveready
Distribution potential into new customers and
markets
Energizer is a focused competitor

Energizer
Holdings, Inc.

Energizer EVEREADY

Schick Skintimate Playtex WILKINSON SWORD BANANA BOAT HAWAIIAN Tropic edge Wet Ones Personna

BRIAN K. HAMM BRIAN K. HAMM Vice President Global Business Transformation

Project Headlines
Project Headlines
$200M estimated savings . . . $25M to $35M in FY13
10% reduction in force
Actions completed by end of FY14 . . . run rate
savings in FY15
Re-investment up to 25% of realized savings to fund
brand building and accelerate innovation
Incremental $50M capital investment (primarily IT)

Process
Process
Assessment Phase
(July – November)
•
Scope: Enterprise wide
•
External consultant
assistance
•
Benchmarking
•
Battery Category trends
•
Role of Divisions
Implementation
(November – FY14)
•
Business
Transformation Office
•
Assigned Accountable
Executives
•
External consultant
assistance
•
Modified Compensation
program
On-Going
•
Business
Transformation Office
•
Embed cost efficiency
and margin
enhancement into our
culture
•
Focus and deliver
against additional future
opportunities
•
Continue to align comp
structure with strategic
objectives

SG&A % of Sales (vs peer group)
SG&A % of Sales (vs peer group)
SG&A costs are too high
Based on company year-end filings.
11.4%
12.1%
13.2%
14.6%
15.0%
17.1%
17.5%
19.4%
20.9%
27.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
CHD PG KMB CLX CL SPB SMG ENR NWL TUP

SG&A % of Sales by Area
SG&A % of Sales by Area
* Pro-forma:  Corporate overhead costs allocated by Area based upon % of Sales
Low to Mid
Teens%
(North America)
High
20’s%
(Latin America)
High
20’s%
(Europe)
Low
20’s%
(Asia)

Breakout of $200M Savings
Breakout of $200M Savings
Plant
Closings and
Streamline
$50M - $60M
Other
Reductions
in Force
Procurement Benefit Plan
Changes
and
Other
reductions
Total
$10M - $15M
$50M - $60M
$65M - $85M
$200M

Plant Closings and Streamline
Plant Closings and Streamline
Tampoi, Malaysia packaging facility (by 3/31/13)
St. Albans, VT battery and lights facility (by 9/30/13)
Maryville, MO battery facility (by 12/31/13)
Asheboro, NC battery facility (by 6/30/13)
Walkerton, Canada packaging facility (by 12/31/13)
China lights facility (by 6/30/14)
Plant Closures:
Streamline Operations:
•
•
•
•
•
•

Reduction in Force
Reduction in Force
Including plant closures, expected to reduce the global
workforce by more than 10%, or 1,500 colleagues
Reductions across globe through consolidation of functional
support and eliminating layers within the organization
Timing will vary based upon several factors
– Plant closings
– Organization re-design
– IT system integration
– Timing of in-flight projects
– Complexity
Notifications to affected colleagues started in November. . .
and will continue through FY14

Procurement
Procurement
Establish center-led procurement function
Drive savings through . . .
– Leveraging enterprise-wide scale more effectively
– Working closely with suppliers to identify and
eliminate waste
– Simplification and standardization
Savings to be realized throughout FY13 – FY15

Benefit Plan Changes and
Other Reductions
Benefit Plan Changes and
Other Reductions
Benefit Plan Changes
– Freeze U.S. Deferred Compensation program (effective January
1, 2013)
– Freeze U.S. Defined Benefit Plan and enhance existing Defined
Contribution Plan (effective January 1, 2014)
– Termination of executive health plan (effective December 31,
2012)
– Evaluating other U.S. and International benefit programs against market norms
Streamline the Household Products division product
portfolio
– Increasing focus on core battery business
On-going analysis of international footprint, legal entity
structure and delivery of global transactional services

Recap
Recap
Gross Margin savings
Overhead savings*
Gross savings
Investment spending
Pre-tax savings
Estimated Restructuring Charge
Cash
Non-Cash
Incremental Capital Investment
* Overhead defined as SG&A, A&P and R&D
$110
90
$200
(50)
$150
($250)
(175)
(75)
$50
Estimated
Amounts

BREAK

DAVID HATFIELD President and CEO, Energizer Personal Care

Energizer Personal Care Mission: Satisfy Consumers and Customers better than anyone through Insight, Innovation and Execution Role in EHI portfolio: Generate Topline Growth

EPC Growth 0.0 0.5 1.0 1.5 2.0 2.5 3.0 FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 Net Sales

Organic EPC Growth
3.0% 3.0%
3.1%
4.5%
0.6%
SWS SWS
PYX
SWS
PYX
Edge
SWS
PYX
Edge
SWS
PYX
Edge
ASR
2 Partial year due to timing of acquisition
1 Excludes revenue contribution from acquisitions as disclosed in public filings: $771.7 from Playtex in FY2008, approximately $57 from Edge/Skintimate in the second half of FY 2009 and $66 in the first half of FY2010, $262.3 from
ASR in FY2011 and $46.2 in FY2012.  Excludes impact of currencies as disclosed in public filings:  $66.8 in FY2008,
$(80.0) in FY2009, approximately $34 in FY2010, $46.9 in FY2011 and $(31.4) in FY2012.
0%
1%
2%
3%
4%
5%
FY 08 FY 09 FY 10 FY 11 FY 12
Organic Sales Growth¹
2
2

EPC Growth Drivers EPC Growth Drivers Challenge to Win in Wet Shave – Premium segment – Value segment – Shave Prep Developing market growth: Shave and Sun Care Innovation…across the portfolio

Challenge to Win in Wet Shave
Challenge to Win in Wet Shave
• Wet Shave Category is Large, Attractive and
Growing
• Industry Structure – 2 primary global competitors
• SWS role as a challenger
• SWS has competed well –
– Organic sales growth of approximately 20% since
2008
– 19% share in Fiscal 2012, +2 points since 2008
Premium / Branded Segment

Challenge to Win in Wet Shave
Challenge to Win in Wet Shave
• ASR integration proceeding on plan
• Exploiting opportunities from the combined
Branded – Private Brands organization
– Offer consumer solutions across all price tiers
– Leverage mix of enhanced brand and product offerings
– Provide customers wider and deeper category solutions
– Leverage global manufacturing and capital assets
Value Segment

Challenge to Win in Wet Shave Challenge to Win in Wet Shave Shave Prep EPC Manual Shave % EPC Shave Preps Buyers Cross-Purchasing 29 30 39 44 2008 2009 2010 2011

Developing Markets Growth Developing Markets Growth 25.5% Developing Markets Growth ‘08 to ’12 (Asia + Latin America) 9.1% 11.9% 0% 5% 10% 15% 20% 25% Shave Sun EPC

Energizer
Personal Care

Schick
HYDRO 5
Schick
HYDRO Silk
Schick
HYDRO 5
POWER SELECT
Intuition Plus

Playtex
Diaper Genie II elite
Wet Ones
ANTIBACTERIAL HAND WIPES
NEW
HAWAIIAN Tropic
Silk HYDRATION
BROAD SPECTRUM SPF 30
30
New!
LITTER genie

Playtex
SPORT
360°
Playtex
Gentle Glide 360°
40

Schick
HYDRO

Personna
1
5
Capri
Personna
1
5
CROSSOVER

Innovation across the portfolio Innovation across the portfolio

AL ROBERTSON AL ROBERTSON General Manager and Chief Marketing Officer Energizer Personal Care

Innovation Across All Product Categories Innovation Across All Product Categories Wet Shave Sun Care Feminine Care Infant Care Skin Care New Categories

In 2013…. the #1 brand in men’s shave gel… In 2013…. the #1 brand in men’s shave gel… will become a razor

Energizer
Personal Care

edge
4 Titanium Coated Blades
4 lames enduites de titane
NEW
edge
4 Titanium-Coated Blades
Precision EDGEing Blade
Advanced Lubrication Technology
Rubber Handle
edge
4 Titanium Coated Blades
4 lames enduites de titane
17 Cartridges 1 Razor
edge
4 TITANIUM
Coated blades

The leading triple blade disposable… The leading triple blade disposable… will grow behind regionally- specific innovation

Energizer
Personal Care

Edición Limitada
ESPN
Schick
XTREME3
LIBERA
TU PASIÓN
latinoamérica
SENSIBLE
SENSIVEL
SENSITIVE
Cont.
Contem.
Un.
2
Máquinas
Aparelhos
Razors
schicklatinoamerica.com

Schick
Edición Limitada
ESPN
XTREME3
SENSIBLE
LIBERA
TU PASIÓN
latinoamérica
schicklatinoamerica.com
Cont.
Contem.
Un.
2
Máquinas
Aparelhos
Razors
9 781565 924796

Latin America Xtreme3 Black Latin America Xtreme3 Black

Energizer
Personal Care

NEW
NOUVEAU
2X
ALOE
+VIT-E
CONTROL
COMFORT
WILKINSON
SWORD
XTREME3
ULTIMATE
ALOE
VIT-E
FLEXIBLE
3
Comfort
4

Europe Xtreme3 Ultimate Europe Xtreme3 Ultimate

We will bring the world’s latest razor technology… We will bring the world’s latest razor technology… into the disposable category

Energizer
Personal Care

NEW! NOUVEAU!
Schick
HYDRO
5
DISPOSABLES
JETABLES
OUR BEST DISPOSABLE SHAVE FOR YOUR SKIN OR YOUR MONEY BACK
NOTRE MEILLEUR RASAGE JETABLE POUR VOTRE PEAU, OU ARGENT REMIS
HYDRO
Hydrating Gel Reservoir
Réservoir de gel hydratant
3
Schick
HYDRO
5

Hydro Male Disposable Hydro Male Disposable • Premium price • Hydro technology

Energizer
Personal Care

new
nouveau
5 LAMES CURVE SENSING BLADES
Schick
HYDRO Silk
DISPOSABLES
JETABLES
OUR BEST DISPOSABLE SHAVE FOR YOUR SKIN OR YOUR MONEY BACK
MEILLEUR
RASAGE
PEAU,
Moisturizing
hydratant
3
Schick
HYDRO Silk

• Premium price • Hydro technology Hydro Silk Female Disposable Hydro Silk Female Disposable

We will further differentiate the most unique brand in the razor category We will further differentiate the most unique brand in the razor category

Energizer
Personal Care

new
nouveau
COCONUT MILK & ALMOND OIL
LAIT DE COCO ET HUILE D'AMANDE DOUCE
Schick
Intuition
pure nourishment
Intuition
FOR
DRY SKIN
POUR
PEAUX
SÈCHES
SKIN MOISTURIZING SOLID
HYDRATANT CUTANÉ SOLIDE

new
nouveau
FOR
DRY SKIN
POUR
PEAUX SÈCHES
COCONUT MILK & ALMOND OIL
LAIT DE COCO ET HUILE D'AMANDE DOUCE
Schick
Intuition
pure nourishment
3 CARTRIDGES | CARTOUCHES

Intuition Pure Nourishment Intuition Pure Nourishment

We will add value to the sun care category… We will add value to the sun care category… with break-through innovation

Energizer
Personal Care

NEW!
BANANA BOAT
PROTECT& HYDRATE
SUNSCREEN LOTION
2 in 1
UVA/UVB Sunscreen + All Day Moisturizer*
15
BROAD SPECTRUM SPF 15
Keeps Skin 100% Hydrated
Aloe Vera & Antioxidants
Absorbs in Seconds
Non-greasy
Water Resistant (80 minutes)
SWIM • SPLASH • SPORT
30
BROAD SPECTRUM SPF 30
50
BROAD SPECTRUM SPF 50

Banana Boat Protect & Hydrate Banana Boat Protect & Hydrate • 2-in-1 sunscreen • UVA/UVB protection & moisturization • Ribbons technology • Premium pricing

Energizer
Personal Care

NEW!
BANANA BOAT
SPORT
Performance
coolzone
Instantly Cools & Refreshes
UVA/UVB PROTECTION
SUNSCREEN LOTION
30
BROAD SPECTRUM SPF 30
Refreshing, Clean Scent!
Non-Greasy, Fast Absorbing
Water Resistant (80 Minutes)
SWIM · SPLASH · SPORT
6 FL. OZ. (177 mL)
NEW!
BANANA BOAT
SPORT
Performance
coolzone
Instantly Cools & Refreshes
UVA/UVB PROTECTION
SUNSCREEN LOTION
50
BROAD SPECTRUM SPF 50
Refreshing, Clean Scent!
Non-Greasy, Fast Absorbing
Water Resistant (80 Minutes)
SWIM · SPLASH · SPORT
6 FL. OZ. (177 mL)

Banana Boat Cool Zone Lotions Banana Boat Cool Zone Lotions • Instant Cooling technology • Premium pricing

Energizer
Personal Care

NEW
HAWAIIAN Tropic
Silk HYDRATION
Clear Mist Spray Sunscreen
Broad Spectrum SPF 15
15
12 HOURS Moisturization*
with UVA & UVB protection
water resistant (80 minutes)
6 FL. OZ. (177 ml)
NEW
HAWAIIAN Tropic
Silk HYDRATION
Clear Mist Spray Sunscreen
Broad Spectrum SPF 30
30
12 HOURS Moisturization*
with UVA & UVB protection
water resistant (80 minutes)
6 FL. OZ. (177 ml)

Hawaiian Tropic Silk Hydration Continuous Sprays Hawaiian Tropic Silk Hydration Continuous Sprays • 12-hour moisturization

Energizer
Personal Care

NEW
HAWAIIAN
Tropic®
Silk
HYDRATION
AFTER SUN
Ultra Hydrating Lotion
and Soothing Aloe Gel
COCONUT
PAPAYA
Fragrance
24 HOUR
Moisturization
with refreshing ribbons
6 FL. OZ. (177mL)

Hawaiian Tropic Silk Hydration After Sun Hawaiian Tropic Silk Hydration After Sun • The only after-sun lotion with ultra hydration plus soothing aloe gel ribbons • 24-moisturization

We will build our feminine care growth in 2013… We will build our feminine care growth in 2013… with new Gentle Glide 360 o

Energizer
Personal Care

New! • Nouveau!
Triple Layer Protection
Playtex
Gentle Glide 360°
fresh scent • parfum frais
Regular Absorbency
Absorptivité régulière
R
40
Plastic Tampons
tampons avec applicateur en plastique

360°
Triple Layer
Protection
TM

Feminine Care Playtex Gentle Glide 360° Feminine Care Playtex Gentle Glide 360° • Triple-layer product • New applicator color & wrapper

We are bringing innovation… We are bringing innovation… to wake up a sleepy infant care category

Energizer
Personal Care

NEW! NOUVEAU!
Playtex
SmartSteam
3-in-1 Microwave Sterilizer
Stérilisateur 3 en 1 pour micro-ondes
SteamShield

NEW! NOUVEAU!
Playtex
SmartSpace
Drying Rack
Support de séchage
FLEXIBLE SPACE SAVING DESIGN
POLYVALENT CONCEPTION MODULAIRE

Playtex
SmartBrush
360°

NEW! NOUVEAU!
Playtex
SmartSpace
Dishwasher Basket
Panier pour lave-vaisselle
SPACE SAVING DESIGN
CONCEPTION COMPACTE

Playtex
SmartPrep
Portable Formula Dispenser
Distributeur portatif de préparation pour nourrissons

Playtex
SmartCool
On-the-Go Bottle Tote
14

Infant Care Bottles Accessories Infant Care Bottles Accessories

Energizer
Personal Care

NEW! NOUVEAU!
Playtex
diaper genie
smartcaddy
2-in-1 ORGANIZER
PANIER À LANGER 2 en 1

Playtex
diaper genie
smartkit

NEW! NOUVEAU!
Playtex
diaper genie
smartcushion
2-in-1 CHANGER
COUSSIN À LANGER 2 en 1
Contains 1 Diaper Changing Cushion
Contient un coussin à langer

Infant Care Diaper Genie Accessories Infant Care Diaper Genie Accessories

We are extending the #1 brand in hand wipes… We are extending the #1 brand in hand wipes… through innovative formats & sizes

Energizer
Personal Care

Wet Ones
ANTIBACTERIAL HAND WIPES
FRESH SCENT
CLEANS UP EWWW, GOO AND ACHOO!
Kills 99.99% of Germs
resealable
PULL UP HERE
20 WIPES

FRAGRANCE & ALCOHOL FREE
Wet Ones
SENSITIVE SKIN HAND WIPES
Extra Gentle, Extra Clean
hypoallergenic
PULL UP HERE
20 WIPES

FRESH SCENT
10 INDIVIDUALLY WRAPPED WIPES
Great for On-the-Go!
Wet Ones
ANTIBACTERIAL HAND WIPES
Kills 99.99% of Germs

FRESH SCENT
3 TRAVEL PACKS / 60 WIPES
Great for On-the-Go!
FRESH SCENT
Wet Ones
ANTIBACTERIAL HAND WIPES
Kills 99.99% of Germs
Kills 99.99% of Germs
Wet Ones

SKIN CARE TRIAL & TRAVEL KIDS FRESH SCENT INFANT SENSITIVE SKIN

Energizer
Personal Care

EXTRA THICK EXTRA LARGE
FRESH SCENT
Wet Ones
65
BIG
ANTIBACTERIAL HAND WIPES
GARDEN • OUTDOORS
HOME REPAIR • OUTDOORS
Limited Edition
Fresh Scent
Kills 99.99% of Germs
40 WIPES
Sensitive Skin
Citrus Scent
65 WIPES

SKIN CARE Sensitive Burst Red Balloons Citrus Mod BIG ONES CANISTERS LIMITED EDITION CANISTERS

We are applying our unique diaper genie technology… We are applying our unique diaper genie technology… to an entirely new category

Energizer
Personal Care

New!
LITTER
genie
CAT LITTER DISPOSAL SYSTEM
helps lock litter & odors away!
Ultimate Odor Control
No more daily trips to the trash

LITTER
genie
Convenience
2 Pack
LITTER
genie
CAT LITTER DISPOSAL SYSTEM
Lasts up to two months with one cat!
Standard Refill | 14 ft
LITTER
genie
CAT LITTER DISPOSAL SYSTEM
Lasts up to two months with one cat!
Standard Refill | 14 ft

Pet Care Litter Genie Patent protected technology Large, underserved market

Large Market Potential
Cat Ownership Is Widespread & Growing
Large Market Potential
Cat Ownership Is Widespread & Growing
Source: Nielsen
1
~35% of US households.  BASES research
Approximately 40 MM cat-owning households¹
90% have a litter box²
Litter box odors are the most common problem among cat
owners, with 67% of owners claiming to experience odors²
~24 MM households with a need for litter box odor control
2

IN 2013, ENERGIZER PERSONAL CARE WILL BRING INNOVATION… TO EVERY CATEGORY WE COMPETE IN

AND STAY TUNED… WE WILL HAVE MORE NEWS SOON.

DAN SESCLEIFER DAN SESCLEIFER Executive Vice President and Chief Financial Officer

Strong Cash Flow Generation
Strong Cash Flow Generation
High free cash flow productivity throughout our
history => generally exceeding 100%
Working capital reduction opportunities identified
and on target => $200 million
Modest capital spending requirements => annual
run-rate of approximately $100 million
Meaningful and sustainable cost reduction
initiatives being implemented across the enterprise

Solid Financial Foundation
Solid Financial Foundation
Investment grade credit
Manageable Debt/EBITDA ratio
Access to varied sources of liquidity
Long term public debt at historically favorable rates
Over 90% of debt structure fixed at around a 5%
average rate
Favorable average life and manageable debt
maturity schedule

Commitment to Delivering Cash to
Shareholders
Commitment to Delivering Cash to
Shareholders
Meaningful share repurchases throughout our
history
Initiation of a dividend
– 25% payout of 2012 net earnings
– 40% payout of current domestic free cash flow
In 2011-12, 84% of free cash flow returned to
shareholders through stock repurchases and
dividends

2013 Financial Outlook
2013 Financial Outlook
Adjusted earnings per share of $6.75 - 7.00
Household Products focus on profit stabilization and cash
flow generation
Personal Care set to deliver mid-single-digit organic sales
growth, driven by innovation
2013 Restructuring Project underway, although majority of
cost savings expected to be realized in 2014/15
Growth vs. prior year concentrated in back half of fiscal
2013
Revised GAAP earnings per share guidance of $5.60 -
$6.10 due to previously disclosed pension curtailment gain

Q & A Q & A

Regulation G Non-GAAP Reconciliation

Non-GAAP Financial Measures. While the Company reports financial results in accordance with accounting principles generally accepted in the U.S. (“GAAP”), these presentation slides include non-GAAP measures. These non-GAAP measures, such as historical and forward-looking adjusted diluted earnings per share, which exclude the impact of currencies, the acquisition of ASR including related integration and transaction costs, the costs associated with restructuring, a gain on the sale of a facility closed as a result of restructuring, unusual litigation items, costs associated with the early retirement of debt and early termination of related interest rate swaps, the impact of accounting rules on our Venezuelan operations, prior years’ tax accruals and certain other items as outlined in the table below are not in accordance with, nor are they a substitute for, GAAP measures. The Company believes these non-GAAP measures provide a meaningful comparison to the corresponding historical or future period and assist investors in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures.

Segment EBITDA - Household Products

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Segment Profit	$339.0	$369.9	$410.7	$438.3	$442.3	$472.3	$489.1	$398.6	$451.1	$410.6	$400.2
Depreciation/Amortization	55.6	57.4	63.3	62.9	65.8	66.5	67.0	65.6	65.8	63.5	54.7

Segment EBITDA	$394.6	$427.3	$474.0	$501.2	$508.1	$538.8	$556.1	$464.2	$516.9	$474.1	$454.9

EBITDA
	2012	2002
Earnings Before Taxes	$565.4	$265.3
Interest Expense	127.3	21.1
Depreciation & Amortization	162.2	57.4

EBITDA	$854.9	$343.8

Segment Organic Sales - Personal Care
	2008	2009	2010	2011	2012
Sales	$1,856.7	$1,890.3	$2,048.6	$2,449.7	$2,479.5
Incremental impact of acquisitions	771.7	57.0	66.0	262.3	46.2
Impact of currency	66.8	(80.0)	33.8	46.9	(31.4)

Organic Sales	$1,018.2	$1,913.3	$1,948.8	$2,140.5	$2,464.7

On a GAAP basis, the Company’s initial financial outlook for GAAP diluted earnings per share is in the range of $5.60 to $6.10, inclusive of pre-tax restructuring costs in the range of $120 to $140 million and pension curtailment gain of $30 to $40 million. Our initial outlook range for GAAP diluted earnings per share is somewhat wider due to the complexity of estimating the timing of costs during a significant restructuring program.